Exhibit 10.1

                           PEOPLE'S REPUBLIC OF CHINA

                                  LAND LICENSE

PEOPLE'S  REPUBLIC  OF  CHINA

LAND  RESOURCE  BUREAU                    /LAND  LICENSE  SEAL/

User                                     Changzhou Broadway Business Development Co., Ltd

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Location                                 East to Huangshan Road, South to Zhunan Road,

   Xinbei District, Changzhou City, G20-11-1-3

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Purpose

      Residence

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Area                                                                           75596.97m2

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Commencement                                                                     2000/9/4

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Termination Date                                                                 2070/9/4

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                                         /seal/ Changzhou Land Resource Bureau

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Conditions:

1.   Institutions  or individuals use of the state owned land shall be according to  the  Chinese  Law.

2.   From  (Land  Management  Law  P.R.  China)  item  11:

-

Ownership  and  use  of  land  is  only be permitted when it has been registered  and  approved  and  the  license  obtained

3.   From  (Real  Estate  Management  Law  P.R.  China)  item  59:

-

If  the  purpose  of  the land lease has changed according to Chinese Law,  a new  license  must  be  obtained

4.   From  (Land  Management  Law  P.R.  China)  item  12:

-

The  registered  right  and  ownership  of  the  land is protected by Chinese Law

5.   From  (Land  Management  Law  P.R.  China)  item  17

-

According to the rules of Land Management Law P.R. China and the Real Estate  Management  Law  P.R.  China,  once  registration  is  approved, a license  will  be  given

                         /Changzhou  Government  Seal/

                 STATE-OWNED REAL ESTATE TRANSFERRING AGREEMENT

                       (LAND PURCHASE AND SALES CONTRACT)

Article  1

THIS  AGREEMENT  is  made  between:

ASSIGNER/GRANTOR/TRANSFER;  Jiangsu Province Changzhou City Land Resource Bureau

of  People's  Republic  of  China  (Hereinafter  is  referred  to  as "Party A")

ASSIGNEE/GRANTEE/TRANSFEREE;  Changzhou  Broadway Group Co, Ltd. (Hereinafter is

referred  to  as  "Party  B")

In  the  spirit of equality, voluntary gratuity and honesty, both of the Party A and  Party  B,  subject  to  and  in  accordance  with "Land Supervision Laws of People's  Republic  of  China",  "Urban Real Estate Supervision Laws of People's Republic  of  China"  and  other  laws,  administrative  regulations  and  local regulations,  have  agreed to enter into this agreement and undertake to fulfill the  obligations  stipulated  as  follows.

Article  2

Party  A  transfer  the  Real  Estate  to  Party  B  in  accordance  with  legal authorization,  and  the Real Estate transferred belongs to People's Republic of China.  The  State  has  the  constitution-authorized rights of Jurisdiction and administration and other rights and interests stipulated by People's Republic of China  Laws  or  the  rights indispensable to the social interests over the Real Estate  it  owns.  The  subterranean  resources,  vault  and  city  planning infrastructures  are  excluded  from  the  real  estate  transferring  range.

Article  3

The  address  of land for transferring from Party A to Party B is located at the Gaoxin  Area  in  the Changzhou New District, the Land Number is G2011-1 -3, the Measure  of  the  property is 75,596,97 M2.  The demarcation lines are marked in the  graph  paper  attached  which  is  confirmed  and  signed  by both parties.

Article  4

The  fixed  number  of year of the Real Estate under this agreement is 70 years, which  will  count  upon  the  date  of  signature  of  this  agreement.

Article  5

The Real Estate transferred under this agreement was previously used to build up "Imperial  Garden"  Residential Area 3rd Project as the general plan authorized. If  Party  B  wants  to  modify  the  usage and terms of the Land Use Conditions stipulated  in  this  agreement,  it  shall conduct relative approval procedures according  to  law  and  raise  applications  to Party A. If Party A accepts its application,  both  parties shall modify their original agreement or sign up new transferring  agreement  and  reset  up  Land  Use  Registration.

Article  6

The  Exhibit  "Land  Use Condition" is also an integrated part of this agreement and  shall be equally valid. Party B agrees to use the land as stipulated in the

"Land  Use  Conditions".

Article  7

Party  B agrees to pay Party A Land Use Sales Amount, Burgage Fee (RMB0.5/m2 fee paid every 11th year from this agreement) and the Land VAT on transfer and other relevant expenses of the State as stipulated in the Contract.  Party B shall pay Party  A at a standard of RMB 0.50 per M2 of Burgage Fee per year as of the 11th year  after  the  withdraw  date  of  Land  Use  Certificate.

[The land use fee (burgage fee) referred to in Article 7 refers to a tax imposed by the Chinese government on the license, which tax must be borne by the land user.]/

Article  8

The  Transferring Amount of this land is RMB 258.00 per M2 and RMB 19,504,018,26 in  total,  of  which  RMB 1,058,357.58  is  rental  expense  of  the  land.

Article  9

Party  B  shall pay to Party A 30% of the total amount in cash or check within 6 days  after  the date of signature of this contract, totally RMB 5,851,205.48 as the  advance deposit of the contract. The deposit can be set off as transferring amount.  Party  B  shall  fully  pay  to  Party  A  the  transferring  amount by installation within 60 days after the date of signature of this contract. If the day  of  payment  exceeds  60  days, Party A reserves the right to terminate the agreement  and  to  claim  damages  from  Party  B.

Article  10

Party  B  will  draw  the "Burgage License of People's Republic of China" at the full  payment  of  the  entire amount to Party A within 30 days as stipulated in this  agreement.

Article  11

Party  B  agrees  to  pay  to  Party  A  in RMB. The conversion of RMB and other currencies  will  be  amount  to as the middle rate on the quotation of People's Bank  of  China  one  day  before  the  signature  date.

Article  12

Upon  expiration of the agreement Party A has the right to take back burgage for free  with  all  the buildings and attached buildings on the land. The land user shall  conduct  log-out  registration  of  the  burgage  according  to  relevant regulations  and return the land use certificate. In case that the expiration of the  agreement  Party  B  requires  to  prolong  using  of  the  land under this agreement,  it  should put in a new application 180 days in. advance to Party A. After  authorization and approval, the new transfer life and the transfer amount shall  be  negotiated. The parties shall sign up a new transferring contract and apply  for  new  Land  Use  Registration.

Article  13

During  the  contract, Party A shall not take back the burgage for the reason of adjusting  city  planning,  under some circumstances, for the need of social and public  benefits,  Party  A  shall take back the burgage in advance according to legal procedures and make compensations in accordance with the used life and the actual  situation  of  the  land  developed.

Article  14

Party  B  shall use the land as stipulated in the "Land Use Conditions".  If the investment  (transferring  amount  excluded)  reaches 25% of the general (total) investment  (or the completion area covers 30% of the total area), Party B shall have  the  right  to  transfer  or  rent  part of all the land rested under this contract.  The  burgage  of  this land can be mortgaged but the credits from the mortgage  shall be used in the development of the land. The mortgager and pledge person  shall  be  protected  by  laws.

Article  15

In the Land Use life, the government has the right to supervise the development, transfer,  rent,  mortgage  and  termination  of  the  Land  according  to  law.

Article  16

Party B shall pay the burgage amount as stipulated in this agreement. If Party B fails  to  pay on schedule, it should pay Party A penalty of 3% of sales amount,

Article  17

Party  B  shall  use the land as stipulated in the contract. If Party B fails to delivery  the  contract, it should pay Party A penalty of 5% of sales amount, If the  delay  of  construction exceeds 2 years. Party A reserves the right to take back  the  Land  for  free.

Article  18

If Party A fails to grant the Land on time thereby leading to Party B's postpone holding of the Land, Party A shall pay Party B a penalty of 5%o of sales amount,

Article  19

The formation, validity, interpretation, execution and settlement of disputes in respect  of  this  agreement,  shall  be  governed  by  the relevant laws of the People's  Republic  of  China.

Article  20

Any disputes arising from the execution of, or in connection with, the agreement shall be settled through friendly consultations between both parties. In ease no settlement can be reached through consultations, the disputes shall be submitted to  Changzhou  City Arbitration Commission for Commercial Contract. The judgment of  Arbitration  is  final  and  has  binding  for  both  parties.

Article  21

The  agreement  shall  come  into  force commencing from the date of approval of government  authority  and  be effective from the date of signature of the legal representatives  of  both  parties.

Article  22

This  agreement  shall  have  four  originals and each party will have two. Both copies  shall  be  equally  valid,  This  agreement  with  its exhibit "Land Use Conditions"  has  6  pages  in  total.  The  Chinese  version  shall  prevail.

Article  23

Both  parties  sign  this  agreement  on  Aug  4, 2000 in Changzhou City Jiangsu Province  of  People's  Republic  of  China.

Article  24

The  contract  can  be  amended after both parties agree upon the amendment. The amendment  shall be regarded as the annex of this agreement and shall be equally valid.

August  4,  2000

/s/  Seal

Party  A:  Jiangsu  Province  Changzhou  City  Land  Resource Bureau of People's

Republic  of  China

/s/  Jiaping  Jiang

Party  B:  Changzhou  Broadway  Group  Co.,  Ltd.

                               LAND USE CONDITIONS

1.  The  terminus  of  the  Land

1.1  30  days  after  the duly signature of State-owned Real Estate Transferring Agreement,  both  parties  shall check the terminus of the Land as marked in the Attachment "Graph Paper of the Transferred Real Estate" within 15 days after the date  of  signature  of this agreement. If the terminus is destroyed or removed, notification  in  written  shall  be presented to party A for the rechecking and resume  of  the  terminus.

2.  Land  Use  Requirements

2.1  Party B shall be up to the requirements as follows in the case that Party B puts  up  new  building  in  the  Land  transferred. (1)  The  Intention  of  the  Main Parts of the Building: Residential Buildings,      Commercial  Buildings

(2)  The  Intention  of the Attached Parts of the Building: Other Sets Buildings

(3)  The  Building  Dimension  Rate:  1.5

(4)  The  Building  Consistency:  35%

(5)  The  Building  Boundary  Height:  24M

(6)  The  Virescence  Rate;30%

(7)  Other  Land  Use  Planning  Parameters  are in accordance with the approved planning  files.

2.2  Party  B agrees to build up public infrastructure and provide utilities for fee;

2.3  Party  B  agrees  that  the  government could build up projects in the land without  any  conditions  or  compensations;

2.4  The  building  on  the  transferred land shall be set up as the regulations above  and  designing  draft  approved. Party B shall deliver a set of designing draft of the project 30 days before the starting date of the project for Party A on  file.

3.  Urban  Construction  Supervision  Requirements

3.1  All  the aspects concerning the designing and construction, beauty of city, health,  environment  protection,  fire  and emergency, traffic control, Party B shall  conduct  as  the  regulations  of  the  State  and  Changzhou  City.

3.2  Party  B  agrees  to  Government's  activities  of  lay  all kinds of pipes including the pipes' entrance access and pass through of the Land for the demand of  infrastructure.

3.3  Party  B  shall guarantee the successful access of the emergency facilities and  vehicles  of  the government authority, public security, fire and emergency and  medicals.

3.4  All  the activities in the transferred land shall not damage or destroy the surrounding  environment  or  facilities according to law. If individuals or the State  suffers  loss,  Party  B  shall  answer  for  the  compensation.

4.  Construction  Requirements

4.1  Party  B  shall  complete  no  less than 30% of the total construction area before  Dec  31,  2001  unless  a  deferral  is  approved  by  Party  A.

4.2  Party  B shall complete the entire project before Dec 31, 2003. If postpone completion  occurs,  a  delay application shall be presented 2 months before the completion date to Party A, and the postpone day shall not exceed 1 year. If the postpone  day  exceeds  1  year, unless the approval of Party A, Party A has the right  to  take  back  burgage  for  free  with  all  the buildings and attached buildings  on  the  land.

5.  Infrastructure  Requirements

5.1  Party  B  shall  apply  for  all  the  operating lines, alternating current interfaces  and  abstraction  works  for utilities, telecommunication, flashing, pollution  control  and  other  facilities  and  is responsible for the relevant charges.

5.2  Party  B shall be responsible for the modification and relaying of the open channel,  canal,  cable,  and  other  lines  in  the  construction of buildings.

5.3  In  the use of the land, Party B shall protect the entire infrastructure in the  land  and  is  responsible  for  the  relevant  compensations.

        ADHERING MOTION OF STATE OWNED REAL ESTATE TRANSFERRING AGREEMENT

Party  A:  Changzbou  City  People's  Government New District Administration and

Supervision  Commission

Party  B:  Changzhou  Broadway  Group  Co.,  Ltd.

Party  A  and  Party B have agreed to enter into the adhering motion pursuant to contract  No.  CNPL (2000)/48 signed on Aug 4, 2000 between both parties for the following  unexpired  issues.

1.  Party  B  will  pay  RMB 19,504,018.26 directly to the subsidiary company of

Party  A  Changzhou  New  District  Planning  Bureau. (Payable at Industrial and

Commercial  Bank  Changzhou  New  District  Branch;  Bank  Account;

2160249344503-01000).

1)   Party  B  pay  RMB9,000,000  within  6 days after the effectiveness of this adhering  motion.

2)   Party  B  pay  RMB3,000,000  before  Dec  31,2000.

3)   Party  B  pay  RMB3,000,000  before  June  30,2001.

4)   Party  B  pay  out  the  rest  of  RMB  4,504,018.26  before  Dec  31,2001.

2.  Party  A  has  acquired  the  ownership  of  the half done project of former Changzhou  Mechanical Products Trading City on the Land No. G2011-1-3, which has transferred  to  Party  B.  Party A agrees transfer to Party B at a price of RMB 2,000,000.  Party  B agrees to acquire the half done project as ratio and pay to Party  A the transferring fee 10 days after the receipt of construction draft of the  project  from  Party  A.

3.  The  City Planning Road out of the G2011-1-3 Land is carried out and charged by  Party  A,

4.  Besides  the above-mentioned half done project. Party A shall be responsible for  the clearance of the other attached buildings including temporary sheds and plants  before  construction.

5. Party A agrees to delivery the State-owned Land Use Certificate after receipt of  the  transferring  fee  from  Party  B  by  installation.

6.  The  Construction  Fee of G2011-1-3 Land will be charged as RMB100 per M2 to Party  A.

7.  This  adhering motion shall be regarded as the annex of the State-owned Real Estate  Transferring Agreement No. CNPL (2000)/48 and shall be equally valid. If the  terms  of  payment  are  not  accordance with the relevant paragraph in the contract,  the  words  in  this  motion  will  prevail.

8.  The  adhering motion shall have four originals and each party will have two. Both  copies  shall  be  equally  valid  and shall be effective from the date of signature  of  the  legal  representatives  of  both  parties.

Party  A:  Changzhou  City  People's  Government New District Administration and Supervision  Commission

Legal  Representative;  (Sign)  Date:  Aug  7,2000

Party  B:  Changzhou  Broadway  Group  Co.,  Ltd.  Legal

Representative:  (Sign)  Date:  Aug  7,  2000